UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2018

UNION ACQUISITION CORP.
(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Madison Avenue, Suite 11A
New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

(212)981-0630
(Registrant’s telephone number, including area code)

Not Applicable
(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2018, Union Acquisition Corp., a Cayman Islands exempted company (“UAC” or the “Company”) announced entry into a Share Exchange Agreement, by and among UAC, Joseph J. Schena (the “UAC Representative”), solely in his capacity as representative of the holders of UAC ordinary shares, and Bioceres, Inc., a Delaware corporation (the “Exchange Agreement”).

Pursuant to the Exchange Agreement, among other things, and prior to the closing of the business combination, (i) Bioceres S.A., an Argentine corporation and the parent company of Bioceres, Inc., will form a new entity, New Bioceres Inc., a Delaware corporation (“Bioceres”), and Bioceres, Inc. will contribute all of its assets and liabilities to Bioceres, in exchange for all of the outstanding stock of Bioceres (“Bioceres stock”); (ii) Bioceres, Inc. will convert into a Delaware limited liability company, Bioceres LLC; and (iii) Bioceres S.A. will contribute all of its equity interest in its majority owned subsidiary, Bioceres Semillas, S.A. (“Bioceres Semillas”) to Bioceres LLC (the transactions described in (i), (ii) and (iii), collectively, the “Reorganization”). Following the Reorganization, Bioceres LLC will contribute all if its equity interest in Bioceres and Bioceres Semillas to UAC in exchange for 27,116,174 ordinary shares of UAC (“UAC Shares”) and 7,500,000 warrants ( “UAC Warrants”), each to purchase one UAC Share (the “Exchange,” and together with the Reorganization and the other transactions contemplated by the Exchange Agreement, the “Business Combination”).

Upon the consummation of the Business Combination, assuming approval by UAC’s public shareholders, UAC will (i) continue as a Cayman Islands exempted company but will no longer be a shell company, (ii) become the holding company of both Bioceres and Bioceres Semillas, (iii) change its name from “Union Acquisition Corp.” to “Bioceres Crop Solutions,” and (iv) change its tax residence to the United Kingdom.

A copy of the Exchange Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1 and the foregoing description of the Exchange Agreement is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On November 8, 2018, UAC and Bioceres issued a joint press release (the “Press Release”) announcing the execution of the Exchange Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated November 2018, for use by UAC in meetings with certain of its shareholders, as well as other persons who might be interested in purchasing UAC’s securities, in connection with the proposed transaction with Bioceres, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of UAC under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of UAC, Bioceres or the combined company after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward- looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement and the proposed Business Combination contemplated therein; (2) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to obtain approval of the shareholders or other conditions to closing in the Exchange Agreement; (3) the ability to meet applicable NYSE listing standards; (4) the risk that the proposed Business Combination disrupts current plans and operations of Bioceres as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Bioceres may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of UAC in connection with the proposed Business Combination and the proxy statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by UAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. UAC and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein and therein. The forward-looking statements in the Press Release speak only as of the date of such release. Although UAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Disclaimer

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to the proposed Business Combination between UAC and Bioceres.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Bioceres and UAC, UAC intends to file with the SEC a registration statement on Form S-4 and a proxy statement/prospectus forming a part thereof (the “Registration Statement”) and will mail a definitive Registration Statement and other relevant documentation to UAC’s shareholders. UAC’s shareholders and other interested persons are advised to read, when available, the preliminary Registration Statement and the amendments thereto and the definitive Registration Statement and documents incorporated by reference therein as these materials will contain important information about UAC, Bioceres and the Business Combination. The definitive Registration Statement will be mailed to UAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive Registration Statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Union Acquisition Corp., 400 Madison Avenue, Suite 11A, New York, NY 10017. UAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about UAC and Bioceres, once such documents are filed with the SEC.

Participants in the Solicitation

UAC and its directors, executive officer, certain of its shareholders and other members of its management and employees and affiliates, and Bioceres, its directors and management may be deemed to be participants in the solicitation of proxies from UAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the Registration Statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of UAC’s shareholders in connection with the proposed Business Combination will be set forth in the Registration Statement when it is filed with the SEC. Information about UAC’s executive officers and directors will also be set forth in the Registration Statement relating to the proposed Business Combination when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Joint Press Release issued by UAC and Bioceres on November 8, 2018.

99.2	Investor Presentation of UAC dated November 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Acquisition Corp.

By:	/s/ Kyle P. Bransfield
Name:	Kyle P. Bransfield
Title:	Chief Executive Officer

Date: November 8, 2018